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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): August 24, 2003



                      CHAMPIONSHIP AUTO RACING TEAMS, INC.
             (Exact name of registrant as specified in its charter)



Delaware                          1-13925                    38-3389456
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



                         5350 Lakeview Parkway South Dr.
                             Indianapolis, IN 46268
             (Address of principal executive offices, with zip code)



       Registrant's telephone number, including area code: (317) 715-4100



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ITEM 9.  REGULATION FD DISCLOSURE

         On August 24, 2003, Championship Auto Racing Teams, Inc. (the "Company") announced that its Board of Directors has instructed Management to continue negotiating with Open Wheel Racing Series LLC with respect to all terms related to a possible acquisition of the Company. The information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the Company's filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibits.

The following exhibits are furnished as part of this Report:

Exhibit         Description
-------         -----------
99.1            Press release dated August 24, 2003



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 24th day of August, 2003.

                                         CHAMPIONSHIP AUTO RACING TEAMS, INC.


                                         By: /s/ Thomas L. Carter
                                             ----------------------------------
                                             Thomas L. Carter,
                                             Chief Financial Officer


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